Exhibit 99.1

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of Equity LifeStyle Properties, Inc. for the year ended December 31, 2011 (the “Annual Report”), I, Marguerite Nader, Executive Vice President and Chief Financial Officer of Equity LifeStyle Properties, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	the Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Equity LifeStyle Properties, Inc.

Date: February 28, 2012	By:	/s/ Marguerite Nader
Marguerite Nader
Executive Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to

Equity LifeStyle Properties, Inc. and will be retained by Equity LifeStyle Properties, Inc. and furnished to the

Securities and Exchange Commission or its staff

upon request.

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